SUPPLEMENT TO THE PROSPECTUS OF

TCW GALILEO FUNDS, INC.

Dated: March 1, 2004

Under the section titled “TCW Galileo Aggressive Growth Equities Fund” at page 14, R. Brendt Stallings is added as a portfolio manager.

Under the section titled “TCW Galileo Large Cap Growth Fund” at page 27, Wendy S. Barker is deleted as a Fund portfolio manager and R. Brendt Stallings is added as a portfolio manager.

Under the section titled “TCW Galileo Select Equities Fund” at page 36, Glen E. Bickerstaff is deleted as a Fund portfolio manager.

Under the section titled “TCW Galileo Small Cap Growth Fund” at page 39, Husam H. Nazer is added as a portfolio manager.

Under the section titled “Portfolio Managers” at page 51, Wendy S. Barker and Glen E. Bickerstaff are deleted and the following individual is added:

Husam H. Nazer	Managing Director, the Adviser, TCW Asset Management Company and Trust Company of the West

December 31, 2004

GALeip 12/2004